Execution Version

FIRST AMENDMENT
TO
LOAN AND SECURITY AGREEMENT
among
PAR PETROLEUM, LLC
PAR HAWAII, INC.,
MID PAC PETROLEUM, LLC,
HIE RETAIL, LLC,
HERMES CONSOLIDATED, LLC, and
WYOMING PIPELINE COMPANY LLC
as Borrowers,

Certain Subsidiaries of the Borrowers,
as Guarantors,

BANK OF AMERICA, N.A.,
as Administrative Agent
and
the Lenders Party Hereto

Dated as of April 3, 2018

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THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “First Amendment”), dated as of April 3, 2018, is by and among PAR PETROLEUM, LLC, a Delaware limited liability company (the “Company”), PAR HAWAII, INC., a Hawaii corporation (“PHI”), MID PAC PETROLEUM, LLC, a Delaware limited liability company (“Mid Pac”), HIE RETAIL, LLC, a Hawaii limited liability company (“HIE”), HERMES CONSOLIDATED, LLC (d/b/a Wyoming Refining Company), a Delaware limited liability company (“Hermes”), and WYOMING PIPELINE COMPANY LLC, a Wyoming limited liability company (“WPC” and collectively, with the Company, PHI, Mid Pac, HIE, and Hermes, "Borrowers"), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., a national banking association, as administrative agent and collateral agent for the Lenders (in such capacity, “Agent”).
RECITALS:
A.The Borrowers, the Guarantors, the Lenders and the Agent are parties to that certain Loan and Security Agreement dated as of December 21, 2017 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Agreement”; the Existing Credit Agreement as amended hereby and as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrowers.
B.    The Borrowers, the Guarantors, the Lenders and the Agent desire to amend certain provisions of the Existing Credit Agreement.
C.    NOW, THEREFORE, to induce the Agent and the Lenders to enter into this First Amendment and in consideration of the promises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment (unless otherwise indicated). Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendment to Section 1.1. Section 1.1 is hereby amended by amending clause (b)(vi) of the definition of “Borrowing Base” to read:
(vi)    the lesser of (A) 80% of Eligible Refinery Hydrocarbon Inventory at the Borrowers’ and the Restricted Subsidiaries’ service stations and cardlocks (provided that tank heels or tank bottoms (excluding sludge, water and asphalt) will be eligible up to 50% (before application of the advance rate)) and (B) an amount equal to 10% of the Borrowing Base; plus
2.2    Amendment to Section 1.1. Section 1.1 is hereby amended by amending clause (b)(vii) of the definition of “Borrowing Base” to read:

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(vii)    the least of (A) 65% of Eligible Lubricants Inventory (other than Inventory consisting of tank heels or tank bottoms), (B) 85% of the NOLV Percentage of such Eligible Lubricants Inventory and (C) an amount equal to 10% of the Borrowing Base; plus
2.3    Amendment to Section 1.1. Section 1.1 is hereby amended by amending clause (b)(xi) of the definition of “Borrowing Base” to read:
(xi)    the least of (A) 50% of Eligible Merchandise Inventory, (B) 85% of the NOLV Percentage of such Eligible Merchandise Inventory, and (C) an amount equal to 10% of the Borrowing Base; plus
2.4    Amendment to Section 10.1.1. Section 10.1.1 is hereby amended by amending the last sentence of clause (b) to read:
No Borrowing Base calculation shall include Collateral acquired in a Permitted Acquisition or otherwise outside the Ordinary Course of Business (i) until completion of applicable field examinations and appraisals (which shall not be included in the limits of provided above) satisfactory to Administrative Agent or (ii) as agreed to by the Administrative Agent in its sole discretion.
Section 3.    Conditions Precedent. This First Amendment shall become effective on the date (such date, the “First Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 15.1 of the Credit Agreement):
3.1    The Agent shall have received from the Lenders, the Borrowers and the Guarantors, counterparts (in such number as may be requested by the Agent) of this First Amendment signed on behalf of such Person.
The Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 15.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.    Miscellaneous.
4.1    Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment. On and after the First Amendment Effective Date, this First Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. On and after the First Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement, as amended by this First Amendment. Each reference to the Credit Agreement in the other Loan Documents shall mean the Credit Agreement, as amended by this First Amendment.

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4.2    Ratification and Affirmation; Representations and Warranties. Each Borrower and each Guarantor hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any such representations and warranties that are qualified as to materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any such representations and warranties that are qualified as to materiality shall be true and correct in all respects) as of such specified earlier date;
(ii)    no Default or Event of Default has occurred and is continuing; and
(iii)    no development, event or circumstance has occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
4.3    Counterparts. This First Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission or in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.
4.4    Payment of Expenses. The Borrowers agree to pay or reimburse the Agent for its out-of-pocket expenses and expenses incurred in connection with this First Amendment, any other documents prepared herewith and the transactions contemplated hereby, in each case, in accordance with Section 3.4 of the Credit Agreement.
4.5    NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
4.6    GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

PAR PETROLEUM, LLC

Name: William Monteleone
Title: Chief Financial Officer

MID PAC PETROLEUM, LLC

Name: William Monteleone
Title: Vice President

HERMES CONSOLIDATED, LLC

Name: William Monteleone
Title: Chief Financial Officer

WYOMING PIPELINE COMPANY LLC

Name: William Monteleone
Title: Chief Financial Officer

HIE RETAIL, LLC

Name: William Monteleone
Title: Chief Financial Officer

PAR HAWAII, LLC

Name: William Monteleone
Title: Chief Financial Officer

[Signature Page to First Amendment]

GUARANTORS:

PAR HAWAII REFINING, LLC

Name: William Monteleone
Title: Chief Financial Officer

PAR HAWAII SHARED SERVICES, LLC

Name: William Monteleone
Title: Vice President

PAR WYOMING HOLDINGS, LLC

Name: William Monteleone
Title: Chief Financial Officer

PAR WYOMING, LLC

Name: William Monteleone
Title: Vice President

PAR PETROLEUM FINANCE CORP.

Name: William Monteleone
Title: Chief Financial Officer

[Signature Page to First Amendment]

AGENT AND LENDERS: BANK OF AMERICA, N.A., as Administrative Agent, Issuing Bank and Lender Name: Title:

[Signature Page to First Amendment]

KeyBank National Association,
as a Lender

Name:
Title:

[Signature Page to First Amendment]

Deutsche Bank AG New York Branch,
as a Lender

Name:
Title:

[Signature Page to First Amendment]